UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2003

                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-16530                13-3236325
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

     777 Third Avenue, New York, NY                                 10017
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 446-0200

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Item 5. Other Events and Required FD Disclosure.

On August 27, 2003, the Registrant issued a press release announcing that its common stock will be delisted from the Nasdaq SmallCap Market at the opening of business on August 29, 2003, and that it expects that its common stock will become eligible to trade on the Over-the-Counter Bulletin Board ("OTCBB") beginning on such date. The delisting is the result of the Registrant's failure to regain compliance with the minimum bid price requirement for continued listing on the Nasdaq SmallCap Market. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  The  following   exhibits  are  included  herewith  unless  otherwise
indicated:

            99.1  Press release dated August 27, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2003            BRANDPARTNERS GROUP, INC.

                                 By: /s/ Edward T. Stolarski
                                     -------------------------------------------
                                     Name:  Edward T. Stolarski
                                     Title: Chairman and Chief Executive Officer


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